                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                        Date of Report: August 8, 2000

                               XTRA Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                       1-7654                             06-0954158
--------------------------------------------------------------------------------
State of incorporation       (Commission                         (IRS Employer
of organization              File Number)                    Identification No.)

200 Nyala Farms Road, Westport, CT                                   06880
--------------------------------------------------------------------------------
(Address of principal executive offices)                           Zip Code


Registrant's telephone number including area code:  (203) 221-1005
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------


On August 2, 2000, XTRA Corporation issued a press release disclosing certain financial information for the third fiscal quarter ended June 30, 2000, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
           (Millions of dollars, except per share and share amounts)
                                  (Unaudited)


                                                                Three Months Ended             Nine Months Ended
                                                                      June 30,                      June 30,
                                                           ---------------------------    ---------------------------
                                                               2000           1999            2000           1999
                                                           ------------   ------------    ------------   ------------

Revenues                                                          $ 116          $ 111           $ 358          $ 343

Operating expenses
     Depreciation on rental equipment                                38             38             113            114
     Rental equipment lease financing expense                         2              -               6              -
     Rental equipment operating expenses                             26             28              81             80
     Selling and administrative expense                              12             12              35             37
     Revenue equipment writedown                                      -              -               -             25
     Restructuring costs                                              -              -               -             13
                                                           ------------   ------------    ------------   ------------
                                                                     78             78             235            269
                                                           ------------   ------------    ------------   ------------


          Operating income                                           38             33             123             74

Interest expense                                                     15             15              44             43
                                                           ------------   ------------    ------------   ------------


     Income before provision for income taxes
     and unusual item                                                23             18              79             31

Unusual item: costs related to terminated merger                      -              -               -              1
                                                           ------------   ------------    ------------   ------------

          Pretax income                                              23             18              79             30

Provision for income taxes                                            9              7              31             12
                                                           ------------   ------------    ------------   ------------
Net income                                                        $  14          $  11           $  48          $  18
                                                           ============   ============    ============   ============



Basic earnings per common share                                   $1.15          $0.85           $3.90          $1.26
Weighted average basic shares outstanding (in millions)            12.0           13.2            12.2           14.2

Diluted earnings per share                                        $1.15          $0.85           $3.89          $1.26
Weighted average diluted shares outstanding (in millions)          12.1           13.2            12.2           14.2

                       XTRA CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Millions of dollars)

                                                               June 30,
                                                                 2000               September 30,
                                                             (Unaudited)                1999
                                                            --------------          -------------
Assets
   Property and Equipment, net                              $        1,450          $       1,439

   Receivables, net                                                    111                    116

   Other Assets                                                         22                     18
                                                            --------------          -------------

        Total Assets                                        $        1,583          $       1,573
                                                            ==============          =============




Liabilities and Stockholders' Equity

Liabilities

   Debt                                                     $          822          $         852

   Deferred Income Taxes                                               339                    309

   Other Liabilities                                                    68                     75

Stockholders' Equity                                                   354                    337
                                                            --------------          -------------

        Total Liabilities and Stockholders' Equity          $        1,583          $       1,573
                                                            ==============          =============


Net Debt Outstanding                                        $          819          $         850
                                                            ==============          =============


                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)
                                  (Unaudited)


                                                                                     Nine Months
                                                                                    Ended June 30,
                                                                               2000               1999
                                                                           ------------       ------------

Cash Provided from Operations                                              $        233       $        198

Cash Used for Investment Activities                                                (173)              (171)

Cash Used for Financing Activities                                                  (29)               (90)
                                                                           ------------       ------------

(Increase)/Decrease in Net Debt Outstanding
    (Debt - Cash)                                                          $         31       $        (63)
                                                                           ============       ============


                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               XTRA CORPORATION
                                     -------------------------------------
                                                 (Registrant)



Date:        August 8, 2000                   /s/ Michael J. Soja
      ----------------------------   -------------------------------------
                                              Michael J. Soja
                                              Vice President and
                                              Chief Financial Officer